                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

                                 PNC BANK CORP.
                    PNC BANK CORP. INCENTIVE SAVINGS PLAN
                            REGISTRATION STATEMENT

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., William F. Strome, Melanie S. Cibik and Steven Kaplan, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Post-Effective Amendment to Registration Statement on Form S-8 (or other appropriate form) under the Securities Act of 1933, as amended, in connection with the PNC Bank Corp. Incentive Savings Plan, as amended and restated, adopted by the Corporation's Board of Directors, to reflect adjustments resulting from stock splits, stock dividends or similar transactions, hereby ratifying and confirming prior adjustments, and to execute in such person's name, place and stead any and all further amendments to said Registration Statement.

And such persons hereby ratify and confirm all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this November 16, 1995.

Name/Signature                                     Capacity
--------------                                     --------
/s/ Thomas H. O'Brien                 Chairman, Chief Executive Officer
------------------------------        and Director
Thomas H. O'Brien


/s/ Paul W. Chellgren
------------------------------        Director
Paul W. Chellgren


/s/ Robert N. Clay
------------------------------        Director
Robert N. Clay


/s/ William G. Copeland
------------------------------        Director
William G. Copeland


/s/ George A. Davidson, Jr.
------------------------------        Director
George A. Davidson, Jr.


/s/ Dianna L. Green
------------------------------        Director
Dianna L. Green





                             Power of Attorney - 1

/s/ C. G. Grefenstette
------------------------------         Director
C. G. Grefenstette


/s/ Thomas Marshall
------------------------------         Director
Thomas Marshall


/s/ W. Craig McClelland
------------------------------         Director
W. Craig McClelland


/s/ Donald I. Moritz
------------------------------         Director
Donald I. Moritz


/s/ Jackson H. Randolph
------------------------------         Director
Jackson H. Randolph


/s/ James E. Rohr
------------------------------         President and Director
James E. Rohr


/s/ Roderic H. Ross
------------------------------         Director
Roderic H. Ross


/s/ Vincent A. Sarni
------------------------------         Director
Vincent A. Sarni


/s/ Richard P. Simmons
------------------------------         Director
Richard P. Simmons

/s/ Thomas J. Usher
------------------------------         Director
Thomas J. Usher


------------------------------         Director
Milton A. Washington


/s/ Helge H. Wehmeier
------------------------------         Director
Helge H. Wehmeier





                             Power of Attorney - 2